                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549
                            ----------------------



                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                    --------------------------------------
                        SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------


      Date of Report (Date of earliest event reported): December 29, 1998
      -------------------------------------------------------------------


                             CABOT INDUSTRIAL TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)
               --------------------------------------------------


        Maryland                    1-13829                  04-3397866
        --------                    -------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
   of Incorporation)              File Number)           Identification No.)



                          Two Center Plaza, Suite 200
                          ---------------------------
                             Boston, Massachusetts                  02108
                             ---------------------                  ------
                     (Address of Principal Executive Offices)     (Zip Code)
                     ----------------------------------------     ----------


      Registrant's telephone number, including area code  (617) 723-0900
      ------------------------------------------------------------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
         -------------------------------------------------------------

Item 5.  Other Events.

     Cabot Industrial Trust (the "Company") acquired the Arizona Property from RREEF on December 29, 1998. The Arizona Property consists of a single 201,600 square foot warehouse located in Phoenix, Arizona. The Company purchased the Arizona Property for approximately $6.8 million.

     The Company is in negotiations with various affiliates of the Paul Hemmer Construction Company to purchase 25 warehouse buildings located primarily in Ohio and Kentucky (the "Hemmer Properties Group"). These properties comprise approximately 833,000 square feet. The Company expects to purchase the Hemmer Properties Group for approximately $33 million; however, there are a number of items which need to be completed prior to closing. Therefore, there is no assurance that the Company will actually purchase the Hemmer Properties Group.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Businesses Acquired or To Be Acquired.

                 The Arizona Property
                 The Hemmer Properties Group

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

                 None

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CABOT INDUSTRIAL TRUST


Date: January 28, 1999                 By: /s/ Neil E. Waisnor
                                           -----------------------------
                                           Neil E. Waisnor
                                           Senior Vice President--Finance
                                           Treasurer and Secretary

                   Report of Independent Public Accountants

To Cabot Industrial Trust:

We have audited the accompanying Statement of Revenue and Certain Expenses of the Arizona Property for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cabot Industrial Trust to be filed on or about January 29, 1999, as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                               Arthur Andersen LLP

Boston, Massachusetts
January 28, 1999

                               Arizona Property

                   Statement of Revenue and Certain Expenses







                                     Nine Months
                                       Ended         Year Ended
                                    September 30,    December 31,
                                        1998             1997
                                    -------------    ------------
                                     (Unaudited)
REVENUES:
    Base Rent                           $506,113       $500,625
    Tenant Reimbursements                 17,963          3,700
    Other Income                              47             43
                                        --------       --------

       Total revenues                   $524,123        504,368
                                        --------       --------
EXPENSES:
    Management Fees                       17,963         22,134
    Property Operating Costs               9,071          1,725
    Insurance                              2,077          2,582
                                        --------       --------

       Total expenses                     29,111         26,441
                                        --------       --------

REVENUE IN EXCESS OF CERTAIN EXPENSES   $495,012       $477,927
                                        ========       ========

    The accompanying notes are an integral part of this financial statement.

                               Arizona Property

               Notes to Statement of Revenue and Certain Expenses

                               December 31, 1997

1.   Business

The Arizona Property consists of a single, 201,600 square-foot warehouse located in Phoenix, Arizona. The property is occupied by two tenants who each occupy half of the building.

2.   Summary of Significant Accounting Policies


Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cabot Industrial Trust to be filed on or about January 29, 1999. The statement is not representative of the actual operations of the Arizona Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expenses, which may not be comparable to the expenses expected to be incurred by Cabot Industrial Trust in future operations of the Property, have been excluded. Real estate taxes, which are paid directly by the tenants, have also been excluded.

The financial statement, and information included in these notes to the financial statement for the nine months ended September 30, 1998, is unaudited. In the opinion of management, such financial statement and information reflect all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.


Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.


Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.   Rental Revenue

All leases are classified as operating leases.

                               Arizona Property

              Notes to Statement of Revenue and Certain Expenses

                               December 31, 1997



4.   Future Minimum Rental Receipts

Future minimum rental receipts due on noncancelable operating leases for the Property as of December 31, 1997 were as follows:


                       1998            602,784
                       1999            624,960
                       2000            655,200
                       2001            665,280
                       2002            672,336
                       Thereafter    3,746,736
                                    ----------
                                    $6,967,296
                                    ==========

The above amounts do not include additional rental receipts that will become due as a result of the expense pass-through and escalation provisions in the leases. The Arizona Property is subject to the usual business risks associated with the collection of the above scheduled rents.

                   Report of Independent Public Accountants



To The Owners of the
Hemmer Properties Group:


We have audited the accompanying combined Statement of Revenue and Certain Expenses of Hemmer Properties Group (the Portfolio) for the year ended December 31, 1998. The combined Statement of Revenue and Certain Expenses is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the combined Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cabot Industrial Trust to be filed on or about January 29, 1999 as described in Note 2 and is not intended to be a complete presentation of the Portfolio's revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Portfolio described in Note 2 for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                            Arthur Andersen LLP


Boston, Massachusetts
January 28, 1999

                            HEMMER PROPERTIES GROUP

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES



                                                     Year Ended
                                                     December 31
                                                        1998
                                                     ----------
                Revenues:
                   Base Rent                         $3,812,092
                   Tenant Reimbursements                259,988
                                                     ----------

                     Total revenues                   4,072,080
                                                     ----------
                Expenses:
                   Management Fee                       146,600
                   Insurance                             65,037
                   Maintenance                          147,931
                   Property Taxes                       259,071
                   Gas and Electricity                  115,225
                   Water and Sewage                      19,462
                   Janitor/Trash                         40,200
                   Fire Alarm Monitoring                  1,235
                   Legal and Professional                12,216
                   Miscellaneous                         10,180
                                                     ----------

                     Total expenses                     817,157
                                                     ----------
                   Revenue in Excess of
                     Certain Expenses                $3,254,923
                                                     ==========


     The accompanying notes are an integral part of this combined financial statement.

                            HEMMER PROPERTIES GROUP


          NOTES TO STATEMENT OF COMBINED REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1998


(1)  Business

     Hemmer Properties Group (the Portfolio) is not a legal entity but rather a combination of the operations for 25 warehouse buildings that are managed by the Paul Hemmer Construction Company. These properties comprise approximately 833,000 square feet and are located primarily in Ohio and Kentucky, with one building in Indiana. As of December 31, 1998, they were occupied by a total of 62 tenants. The accompanying combined financial statement includes all of the direct costs of the business of the Portfolio.

(2)  Summary of Significant Accounting Policies

     Basis of Presentation

     The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cabot Industrial Trust to be filed on or about January 29, 1999. The statement is not representative of the actual operations of the Portfolio for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expenses, which may not be comparable to the expenses expected to be incurred by Cabot Industrial Trust in future operations of the Portfolio, have been excluded.

     Revenue and Expense Recognition

     Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

     Use of Estimates

     The preparation of the combined Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            HEMMER PROPERTIES GROUP

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1998

                                  (CONTINUED)



(3)     RENTALS

        All leases are classified as operating leases.

(4)     FUTURE MINIMUM RENTAL RECEIPTS

        Future minimum rental receipts due on noncancelable operating leases for the Hemmer Properties Group as of December 31, 1998 were as follows:


                             1999        $3,530,050
                             2000         2,805,282
                             2001         1,488,449
                             2002           760,700
                             2003           492,277
                             Thereafter      98,315
                                         ----------

                                         $9,175,073
                                         ==========

        The above amounts do not include additional rental receipts that will become due as a result of the expense pass-through and escalation provisions in the leases. The Portfolio is subject to the usual business risks associated with the collection of the above scheduled rents.

(4)     RELATED PARTY TRANSACTIONS

        The Paul Hemmer Construction Company (Hemmer Construction) provides property management services to all of the properties at rates ranging from 2.5% to 5% of gross revenues. The financial statement includes mangement fee expense of $ 146,600.

        Hemmer Construction also provides maintenance services to all of the properties. Maintenance expense includes approximately $52,000 of services provided by Hemmer Construction for the year ended December 31, 1998.